Summary of significant accounting policies - Additional Information (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Restricted cash
Restricted cash	$ 0	$ 0
Trade receivables, net
Allowance for doubtful accounts	243	0
Other receivables and Prepayments
Allowance for uncollectible other receivables and prepayments	10	8
Loan receivables, net
Allowance for loan receivables	5,491	2,023
Contract Balances
Revenue recognized from beginning contract liability balance	$ 87	$ 0